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                                                                    EXHIBIT 23.1

                         [LATHAM & WATKINS LETTERHEAD]

                                February 3, 2000


     Re: Satyam Infoway Limited, Registration Statement on Form F-1 (the
         "Registration Statement")

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included as a part of the Registration Statement and any amendments thereto.



                                    /s/ LATHAM & WATKINS

                                    LATHAM & WATKINS
                                    Attorneys at Law